Exhibit 10.1

AMENDMENT TO COOPERATION AGREEMENT

This Amendment to Cooperation Agreement (this “Amendment”), dated as of February 18, 2020, is by and among Tivity Health, Inc., a Delaware corporation (the “Company”), and Altaris Capital, L.P., Altaris Partners, LLC, George Aitken-Davies and Daniel Tully (collectively, the “Altaris Group”).

RECITALS

A.	The Company and the Altaris Group entered into that certain Cooperation Agreement, dated as of August 7, 2019 (the “Cooperation Agreement”).
B.	Pursuant to Section 9 of the Cooperation Agreement, the Cooperation Agreement may be amended by an agreement in writing executed by the parties thereto.
C.	The Company and the Altaris Group desire to amend the Cooperation Agreement as set forth below.

NOW, THEREFORE, intending to be legally bound hereby, the parties hereby agree as follows:

1.Amendment.  Section 2(a)(iii) of the Cooperation Agreement is hereby amended by replacing reference to 10% in such Section 2(a)(iii) with a reference to 13%.

2.Miscellaneous.  Except as expressly modified by this Amendment, all of the terms and conditions of the Cooperation Agreement shall remain in full force and effect.  In the event of any conflict or inconsistency between the terms and conditions of the Cooperation Agreement and this Amendment, the terms and conditions of this Amendment shall control and govern.  This Amendment may be executed in multiple counterparts which, when taken together, shall constitute one and the same document.  The exchange of copies of this Amendment and of signature pages by facsimile, or by .pdf or similar imaging transmission, will constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original agreement for all purposes.  Signatures of the parties transmitted by facsimile, or by .pdf or similar imaging transmission, will be deemed to be their original signatures for any purpose whatsoever.

[Remainder of Page Intentionally Left Blank]

Exhibit 10.1

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment or caused the same to be executed by its duly authorized representative as of the date hereof.

TIVITY HEALTH, INC.

By:/s/ Adam Holland

Name: Adam Holland

Title:Chief Financial Officer

ALTARIS CAPITAL, L.P.

By:Altaris Partners, LLC, its

general partner

By:/s/ Daniel Tully

Name:Daniel Tully

Title:Manager

ALTARIS PARTNERS, LLC

By:/s/ Daniel Tully

Name:Daniel Tully

Title:Manager

/s/ George Aitken-Davies

George Aitken-Davies

/s/ Daniel Tully

Daniel Tully

[Signature Page to Amendment to Cooperation Agreement]